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                    Prudential Small-Cap Quantum Fund, Inc.
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                         SUPPLEMENT DATED MARCH 14, 2000
                         PROSPECTUS DATED MAY 27, 1999

The following supplements the information contained in the Prospectus on page 6 under 'How the Fund Invests--Investment Objective and Policies.'

   The Fund's Board of Directors has approved a name change of the Fund to 'Prudential Tax-Managed Small-Cap Fund, Inc.' The Board also added as an investment policy that the Fund will try to outperform the Standard & Poor's 600 Small Capitalization Stock Index on a before-tax and after-tax basis. The Fund's investment adviser will continue to seek to achieve the Fund's investment objective of long-term capital appreciation by selecting small-cap companies that it believes will provide strong capital appreciation and now also will try to limit the effects of taxation. The Fund's investment adviser will use quantitative analysis and techniques to determine those stocks in which to invest and the amount of those stocks to buy. The Fund will no longer base its investment process on Prudential Securities Incorporated's quantitative stock valuation (QV) model. These changes are expected to become effective May 31, 2000 with the annual update of the Fund's prospectus.

MF176C1